American Funds Insurance Series®
Managed Risk Growth Fund

Summary Prospectus Supplement

January 1, 2021

(for Class P1 and Class P2 shares summary prospectuses
dated May 1, 2020, as supplemented to date)

The following information is added under the heading “Portfolio managers of the underlying funds” in the “Management” section of the summary prospectus:

The information reflected under the “Portfolio manager experience in the Growth Fund” column for Dylan Yolles has been corrected to one year.

Keep this supplement with your summary prospectus.

Lit. No. INP8BS-032-0121P CGD/8024-S82438